Dreyfus Connecticut
      Intermediate Municipal
      Bond Fund

      ANNUAL REPORT March 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                            23   Board Members Information

                            25   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Connecticut
                                               Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Connecticut Intermediate Municipal Bond Fund covers the 12-month period from April 1, 2002, through March 31, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

A number of economic and political factors continued to support higher municipal bond prices during the reporting period. Faced with escalating tensions leading to the start of the war in Iraq, many investors preferred the relative stability of fixed-income securities over stocks. We believe that rising geopolitical tensions also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation in Iraq is resolved before committing to new capital spending. For its part, the Federal Reserve Board contributed to the municipal bond market's strength by further reducing short-term interest rates in November 2002.

The result of these influences has been generally attractive total returns from high-quality municipal bonds. While history suggests that bond prices should moderate if the economy strengthens, we believe that the economy is unlikely to
make   significant   gains   until   current   uncertainties   are   resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift assets between stocks and bonds in response to near-term economic and market forces, adherence to your longstanding asset allocation strategy may be the most prudent course for the long term. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2003




DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Connecticut Intermediate Municipal Bond Fund perform relative to its benchmark?

During the 12-month period ended March 31, 2003, the fund achieved a total return of 8.31% .(1) The Lehman Brothers 7-Year Municipal Bond Index (the "Index"), the fund's benchmark, achieved a total return of 10.56% for the same period.(2) In addition, the fund is reported in the Lipper Other States Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 8.26%.(3)

The fund's performance during the reporting period was influenced by declining interest rates and heightened investor demand for high-quality fixed-income securities. The fund produced a lower return than that of its benchmark, primarily because the Index contains securities from many states, not just Connecticut, and does not reflect fees and expenses.

What is the fund's investment approach?

The fund seeks as high a level of income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital. We also seek to provide a competitive total return consistent with this income objective.

In pursuing these goals, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the bond market. Based on that assessment, we select the individual intermediate-term, tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, the creditworthiness of its issuer and any provisions for early redemption

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued
bonds    to    increase    temporarily,    we    may    reduce     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio' s average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

The reporting period was characterized by ongoing economic weakness, which was aggravated by numerous high-profile corporate scandals and heightened international tensions culminating in the war in Iraq. To stimulate renewed growth, the Federal Reserve Board reduced key short-term interest rates by 50 basis points in November 2002. Most municipal bond yields declined along with interest rates, producing price appreciation that contributed positively to the fund's total return. Lower yields were also supported by high levels of investor demand for investment alternatives to a persistently declining stock market.

In the weak economy, however, revenues from personal income taxes, capital gains
taxes   and  sales  taxes  fell  short  of  most  states'  and  municipalities'
projections, creating budget deficits. In our view, fiscal pressures in Connecticut are now more severe than at any time since World War II. The state has attempted to bridge its budget gap by reducing spending and raising personal income taxes. Nonetheless, two of the major, independent credit-rating agencies have indicated a negative outlook for Connecticut.

In this challenging fiscal environment, we have adopted a more conservative investment posture. We have attempted to upgrade the fund's overall credit quality, increasing the percentage of holdings rated triple-A from approximately 37% of total assets at the start of the reporting period to approximately 56% at the end. For the most part, we have avoided the state's general obligation bonds in favor of securities issued by local governments that we consider more fiscally sound. For example, we have recently focused on bonds from Fairfield County, where a great deal of the state's wealth is concentrated and revenues are derived primarily from property taxes. Among the fund'

holdings of direct obligations of the state of Connecticut, approximately 98% was insured or backed by bank letters of credit.(4)

Despite our efforts to improve credit quality, the fund was hurt during the second half of the reporting period by its holdings of bonds backed by states' settlement of litigation with U.S. tobacco companies. These bonds lost value when a major tobacco company threatened to declare bankruptcy after an adverse legal ruling. We believe that the resulting price declines were largely unwarranted, and we expect the affected bonds to recover as the situation is resolved. Of course, there is no guarantee how this situation will be resolved or to what extent, if any, tobacco bond prices may recover.

What is the fund's current strategy?

We continue to maintain a relatively defensive posture, including maintaining the fund' s weighted average maturity at points that are shorter than those of its benchmark. We have focused primarily on bonds in the 12-year maturity range, where we believe values are most attractive. In our view, these are prudent strategies in today's uncertain economic and geopolitical environments.

April 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL SECURITIES EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Connecticut Intermediate Municipal Bond Fund and the Lehman Brothers 7-Year Municipal Bond Index
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 3/31/03

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            8.31%              4.94%             5.40%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND ON 3/31/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN CONNECTICUT MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CONNECTICUT MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.





STATEMENT OF INVESTMENTS

March 31, 2003

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.9%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT--71.7%

Bridgeport 6%, 9/1/2006 (Insured; AMBAC)                                                      1,750,000                1,986,110

Connecticut:

   5.25%, 3/15/2010 (Insured; MBIA)                                                           5,100,000                5,636,163

   5.25%, 12/15/2010                                                                             50,000                   56,934

   5.375%, 12/15/2010 (Insured; MBIA)                                                         4,100,000                4,718,403

   9.188%, 12/15/2010                                                                         1,250,000  (a,b)         1,596,688

   5.75%, 6/15/2011                                                                              30,000                   34,462

   10.188%, 6/15/2011                                                                         1,500,000  (a,b)         1,946,205

   5.125%, 11/15/2013                                                                         1,500,000                1,663,275

   Airport Revenue (Bradley International Airport):

      5.25%, 10/1/2017 (Insured; FGIC)                                                        4,275,000                4,492,384

   (Clean Water Fund) Revenue:

      5.40%, 4/1/2003                                                                         1,000,000                1,000,000

      5.40%, 6/1/2007                                                                         1,805,000                1,926,296

      5.125%, 7/1/2007 (Insured; MBIA)                                                        2,000,000                2,142,020

   Special Tax Obligation Revenue
      (Transportation Infrastructure):

         5.25%, 9/1/2007                                                                      1,115,000                1,253,962

         5.25%, 9/1/2007 (Insured; MBIA)                                                      1,360,000                1,531,945

         5.375%, 9/1/2008                                                                     2,500,000                2,848,625

         5.50%, 11/1/2012                                                                     3,830,000                4,448,315

         5.375%, 7/1/2013 (Insured; FSA)                                                      1,000,000                1,135,590

Connecticut Development Authority, Revenue

   (Duncaster Project) 5.50%, 8/1/2011 (Insured; FGIC)                                        2,405,000                2,707,501

   First Mortgage Gross:

      (Church Homes, Inc.) 5.70%, 4/1/2012                                                    1,990,000                1,962,240

      (Elim Park Baptist) 5.375%,12/1/2011                                                    1,765,000                1,765,971

Connecticut Health and Educational Facilities
   Authority, Revenue:

      (Greenwich Hospital)
         5.75%, 7/1/2006 (Insured; MBIA)                                                      1,000,000                1,123,610

      (Hospital for Special Care) 5.125%, 7/1/2007                                            1,700,000                1,817,470

      (New Haven) 6.625%, 7/1/2016                                                            2,000,000                2,114,900

      (Park Fairfield Health Center) 6.25%, 11/1/2021                                         2,500,000                2,718,125

      (Saint Marys Hospital) 6%, 7/1/2005                                                     1,070,000                1,092,427

      (Stamford Hospital)
         5.20%, 7/1/2007 (Insured; MBIA)                                                      2,210,000                2,443,553

      (Quinnipiac College) 6%, 7/1/2013                                                       2,445,000                2,499,988

      (University of New Haven) 6%, 7/1/2006                                                    500,000                  529,640

      (Windham Community Memorial Hospital)

         5.75%, 7/1/2011                                                                        800,000                  859,280

      (Yale New Haven Hospital)
         5.50%, 7/1/2013 (Insured; MBIA)                                                      1,000,000                1,111,160

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Higher Education Supplemental Loan Authority,
  Revenue (Family Education Loan Program):

      5.70%, 11/15/2004                                                                         845,000                  877,997

      5.80%, 11/15/2005                                                                       1,165,000                1,211,915

      5.90%, 11/15/2006                                                                       1,220,000                1,270,313

      5.50%, 11/15/2008                                                                       1,210,000                1,264,559

      5.60%, 11/15/2009                                                                       1,285,000                1,344,650

      5.625%, 11/15/2011 (Insured; AMBAC)                                                     1,045,000                1,133,961

Connecticut Housing Finance Authority

  (Housing Mortgage Finance Program):

      5.65%, 11/15/2007                                                                       1,000,000                1,025,800

      6.20%, 5/15/2012 (Insured; MBIA)                                                        1,000,000                1,022,110

      5.90%, 11/15/2015                                                                       3,500,000                3,726,800

Connecticut Resource Recovery Authority, Revenue:

   (American Refunding-Fuel Co) 5.50%, 11/15/2015                                             3,250,000                3,358,387

   (Bridgeport Resco Co. LP Project) 5.375%, 1/1/2006                                         2,500,000                2,742,575

   (Mid-Connecticut System) 5.50%, 11/15/2012                                                 2,000,000                1,893,280

Danbury:

   5.10%, 8/15/2003                                                                             815,000                  827,266

   5.25%, 8/15/2004                                                                             815,000                  860,192

Darien 4.75%, 8/1/2013                                                                        1,000,000                1,062,490

Fairfield 5.50%, 4/1/2011                                                                     2,030,000                2,334,074

Greenwich 4%, 6/1/2014                                                                          890,000                  906,483

Greenwich Housing Authority, MFHR

   (Greenwich Close) 6.25%, 9/1/2017                                                          2,000,000                2,028,900

Hamden 5.25%, 8/15/2014 (Insured; MBIA)                                                       1,000,000                1,131,820

Hartford, Package System Revenue 6.40%, 7/1/2020                                              1,000,000                1,064,540

Middletown 5%, 4/15/2008                                                                      1,760,000                1,960,798

New Britain 5.50%, 3/1/2004 (Insured; MBIA)                                                   1,000,000                1,040,560

New Canaan:

   5.25%, 2/1/2009 (Prerefunded 2/1/2006)                                                       550,000  (c)             604,978

   5.30%, 2/1/2010 (Prerefunded 2/1/2006)                                                       650,000  (c)             715,871

New Haven:

   5.25%, 8/1/2006 (Insured; FGIC)                                                            1,200,000                1,317,228

   5.25%, 11/1/2011 (Insured; FGIC)                                                           1,335,000                1,521,539

   5.375%, 11/1/2013 (Insured; FGIC)                                                          1,420,000                1,633,795

   (Air Rights Parking Facility Revenue)

      5.375%, 12/1/2011 (Insured; AMBAC)                                                      1,165,000                1,330,488

Norwich 5.75%, 9/15/2005 (Prerefunded 9/15/2004)                                                875,000  (c)             949,532

Ridgefield 5%, 3/1/2011                                                                       1,790,000                1,998,070


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Stanford:

   6.625%, 3/15/2004                                                                          1,620,000                1,705,876

   6.625%, 3/15/2004 (Escrowed to Maturity)                                                   1,130,000                1,189,901

University of Connecticut:

   5.25%, 2/15/2012                                                                           2,000,000                2,258,860

   5.75%, 3/1/2013 (Insured; FGIC)                                                            1,850,000                2,120,211

Westport:

   5.10%, 6/15/2003                                                                             500,000                  504,155

   5.20%, 6/15/2004 (Prerefunded 6/15/2003)                                                     500,000  (c)             514,235

U.S. RELATED--26.2%

Childrens Trust Fund, Tobacco Settlement Revenue:

   5%, 5/15/2011                                                                              4,000,000                4,081,400

   5.75%, 7/1/2012 (Prerefunded 7/1/2010)                                                     1,500,000  (c)           1,755,180

   5.75%, 7/1/2013 (Prerefunded 7/1/2010)                                                     1,300,000  (c)           1,521,156

   5.75%, 7/1/2014 (Prerefunded 7/1/2010)                                                     4,000,000  (c)           4,680,480

Commonwealth of Puerto Rico:

   5.30%, 7/1/2004 (Insured; MBIA)                                                               55,000                   57,862

   5.30%, 7/1/2004 (Insured; MBIA)                                                              945,000                  994,178

   (Public Improvement):

      5.25%, 7/1/2012 (Insured; FSA)                                                          2,600,000                2,964,468

      5.25%, 7/1/2014 (Insured; MBIA)                                                         1,000,000                1,139,050

      5.50%, 7/1/2016 (Insured; FGIC)                                                         3,270,000                3,801,637

Guam Economic Development Authority,
   Tobacco Settlement:

      0/5.20%, 5/15/2012                                                                        795,000  (d)             616,451

      0/5.45%, 5/15/2016                                                                      1,445,000  (d)           1,077,435

      5%, 5/15/2022                                                                             415,000                  408,202

Puerto Rico Electric Power Authority, Power Revenue

   6.125%, 7/1/2009 (Insured; MBIA)                                                           4,000,000                4,749,960

   5%, 7/1/2011                                                                               3,000,000                3,247,200

Puerto Rico Public Buildings Authority

   5.75%, 7/1/2015                                                                            4,250,000                4,356,292

Virgin Islands Public Finance Authority, Revenue:

  Gross Receipts Taxes Loan:

      5.625%, 10/1/2010                                                                       1,000,000                1,085,710

      6.375%, 10/1/2019                                                                       3,000,000                3,344,760

   Matching Fund

      5.50%, 10/1/2008                                                                        1,500,000                1,639,110

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $146,446,865)                                                                                               155,137,982

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--.6%                                                         Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT;

Connecticut Health and Educational

  Facilities Authority, Revenue, VRDN,

  (Quinnipiac University) 1.15%
   (cost 1,000,000)                                                                           1,000,000  (e)           1,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $147,446,865)                                                              98.5%             156,137,982

CASH AND RECEIVABLES (NET)                                                                          1.5%               2,443,084

NET ASSETS                                                                                        100.0%             158,581,066




Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

FGIC                      Financial Guaranty Insurance
                          Company

FSA                       Financial Security Assurance

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

MFHR                      Multi-Family Housing Revenue

VRDN                      Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              55.5

AA                               Aa                              AA                                               17.1

A                                A                               A                                                10.0

BBB                              Baa                             BBB                                              15.5

F1+, F-1                         MIG1, VMIG1 & P1                SP1, A1                                            .6

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     1.3

                                                                                                                 100.0

(A)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(B)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933.  THESE   SECURITIES  MAY  BE  RESOLD  IN  TRANSACTIONS   EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT MARCH 31,
     2003, THIS SECURITY AMOUNTED TO $3,542,893 OR 2.2% OF NET ASSETS.

(C)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  ZERO  COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(E)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITY  WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           147,446,865   156,137,982

Cash                                                                    399,808

Interest receivable                                                   2,228,036

Prepaid expenses                                                          7,288

                                                                    158,773,114
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            80,426

Payable for shares of Beneficial Interest redeemed                       37,397

Accrued expenses                                                         74,225

                                                                        192,048
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      158,581,066
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     150,261,274

Accumulated net realized gain (loss) on investments                    (371,325)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       8,691,117
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      158,581,066
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 11,115,227

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   14.27

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended March 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,333,059

EXPENSES:

Management fee--Note 3(a)                                              910,910

Shareholder servicing costs--Note 3(b)                                 148,824

Professional fees                                                       53,493

Custodian fees                                                          17,462

Prospectus and shareholders' reports                                    13,815

Registration fees                                                       10,077

Trustees' fees and expenses--Note 3(c)                                   9,802

Loan commitment fees--Note 2                                             2,035

Miscellaneous                                                           14,735

TOTAL EXPENSES                                                       1,181,153

INVESTMENT INCOME--NET                                               6,151,906
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                667,381

Net unrealized appreciation (depreciation) on investments            5,025,731

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               5,693,112

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                11,845,018

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended March 31,
                                             -----------------------------------

                                                     2003                 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,151,906            6,061,005

Net realized gain (loss) on investments           667,381              666,576

Net unrealized appreciation
   (depreciation) on investments                5,025,731           (2,134,350)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   11,845,018            4,593,231
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (6,169,004)          (5,990,709)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  37,289,223           25,139,582

Dividends reinvested                            4,679,374            4,546,661

Cost of shares redeemed                       (27,066,690)         (25,856,224)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       14,901,907            3,830,019

TOTAL INCREASE (DECREASE) IN NET ASSETS        20,577,921            2,432,541
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           138,003,145          135,570,604

END OF PERIOD                                 158,581,066          138,003,145

Undistributed investment income--net                   --              104,761
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,642,104            1,808,975

Shares issued for dividends reinvested            330,526              327,233

Shares redeemed                                (1,914,455)          (1,863,214)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,058,175              272,994

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                        Year Ended March 31,
                                                          --------------------------------------------------------------------------

                                                                 2003           2002(a)        2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.72          13.86          13.37          13.97         13.87

Investment Operations:

Investment income--net                                            .57(b)         .61(b)         .60            .58           .58

Net realized and unrealized
   gain (loss) on investments                                     .56           (.15)           .49           (.60)          .10

Total from Investment Operations                                 1.13            .46           1.09           (.02)          .68

Distributions:

Dividends from investment income--net                            (.58)          (.60)          (.60)          (.58)         (.58)

Dividends from net realized
   gain on investments                                             --             --           (.00)(c)         --            --

Total Distributions                                              (.58)          (.60)          (.60)          (.58)         (.58)

Net asset value, end of period                                  14.27          13.72          13.86          13.37         13.97
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 8.31           3.44           8.31           (.10)         4.96
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .78            .77            .79            .79           .80

Ratio of net investment income
   to average net assets                                         4.05           4.38           4.46           4.29          4.13

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                      --            .00(d)         .02            .03           .06

Portfolio Turnover Rate                                         21.13          28.50          34.90          13.33         12.71
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         158,581        138,003        135,571        125,702       141,961

(A)  AS REQUIRED,  EFFECTIVE  APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PERMIUM ON A SCIENTIFIC  BASIS FOR DEBT SECURITIES.
     THE  EFFECT OF THIS  CHANGE  FOR THE  PERIOD  ENDED  MARCH 31,  2002 WAS TO
     INCREASE NET INVESTMENT  INCOME PER SHARE BY $.01 AND DECREASE NET REALIZED
     AND UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.01 AND INCREASE
     THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE  NET  ASSETS  FROM 4.35% TO
     4.38%.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS  PRIOR TO
     APRIL  1,  2001  HAVE  NOT  BEEN   RESTATED  TO  REFLECT   THIS  CHANGE  IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Connecticut Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a
sales    charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are pri-

marily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $8,907 during the period ended March 31, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At March 31, 2003, the components of accumulated earnings on a tax basis were as
follows:   accumulated  capital  losses  $371,325  and  unrealized  appreciation
$8,754,524.

The accumulated capital loss carryover is available is available to be applied against future net securities profits, if any, realized subsequent to March 31, 2003. If not applied, $51,654 of the carryover expires in fiscal 2004, $42,968 expires in fiscal 2008 and $276,703 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2003 and March 31, 2002, were as follows: tax exempt income $6,169,004 and $5,990,709, respectively.

During the period ended March 31, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $94,553, increased net realized gain (loss) on investments by $1,567 and increased paid-in capital by $92,986. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.


(B) Under the fund' s Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2003, the fund was charged $77,215 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2003, the fund was charged $45,482 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through use of the fund exchange privilege. During the period ended March 31, 2003, redemption fees charged and retained by the fund amounted to $234.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2003, amounted to $45,018,203 and $31,100,574, respectively.

At March 31, 2003, the cost of investments for federal income tax purposes was $147,383,458; accordingly, accumulated net unrealized appreciation on investments was $8,754,524, consisting of $9,200,373 gross unrealized appreciation and $445,849 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Connecticut Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Connecticut Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Connecticut Intermediate Municipal Bond Fund at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

May 2, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2003 as "exempt-interest dividends" (not generally subject to regular federal and, for individuals who are Connecticut residents, Connecticut personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID W. BURKE (67)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    John F. Kennedy Library Foundation, Director

*    U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

DIANE DUNST (63)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    President, Huntting House Antiques

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 13

                              --------------

ROSALIND GERSTEN JACOBS (77)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                              --------------

JAY I. MELTZER (74)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Physician, Internist and Specialist in Clinical Hypertension

* Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons

*    Adjunct Clinical Professor of Medicine at Cornell Medical College

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 13

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

DANIEL ROSE (73)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Baltic-American Enterprise Fund, Vice Chairman

*    Harlem Educational Activities Fund, Inc., Chairman

*    Housing Committee of the Real Estate Board of New York, Inc., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

WARREN B. RUDMAN (72)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel to (from January 1993 to December 31, 2002, Partner in) the law firm Paul, Weiss, Rifkind, Wharton & Garrison

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Collins & Aikman Corporation, Director

*    Allied Waste Corporation, Director

*    Chubb Corporation, Director

*    Raytheon Company, Director

*    Boston Scientific, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                              --------------

SANDER VANOCUR (75)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    President of Old Owl Communications

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  SEPTEMBER
2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


NOTES

                  For More Information

                        Dreyfus Connecticut
                        Intermediate Municipal
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL
Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  914AR0303